SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported) December 7, 1999
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       RICA FOODS, INC. (formerly known as Costa Rica International, Inc.)
   ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                    --------
                 (State or other jurisdiction of incorporation)


               0-18222                             87-0432572
   ------------------------------------------------------------------------
      (Commission File Number)           (IRS Employer Identification No.)

                            95 MERRICK WAY, SUITE 507
                           CORAL GABLES, FLORIDA 33134
   ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (305) 476-1757
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 7, 1999, Rica Foods, Inc. (the "Company" or the "Registrant") consummated the acquisition of 100% of the total outstanding common stock of Corporacion Pipasa, S.A., a Costa Rican corporation ("Pipasa"), by the transfer from Inversiones La Ribera, S.A., a Costa Rican corporation ("Ribera"), owned by Calixto Chaves, the Company's president, chief executive officer and director, as well as a major shareholder of the Company, of 40.44% or 1,840,000 shares of common stock of Pipasa (the "Shares") pursuant to that Stock Purchase Agreement dated as of September 28, 1998, and amended on November 9, 1998 by and between the Company and Ribera (the "Agreement"). The Company has issued to Ribera, in exchange for the Shares, a total of 3,683,595 shares of Company common stock. The Agreement is included as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

With the transfer of the Shares and such transfer reflected in the stock ledger of Pipasa, the Company has increased the ownership interest reflected in its financial statements, to 100% ownership of Pipasa, in comparison to a 59.56% majority interest that was being shown for the fiscal year 1999.

Pipasa is Costa Rica's largest poultry producer and marketer, comprising approximately a 50% share of that country's poultry market.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

(a)       FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          As permitted by Item 7(a)(4) of Form 8-K, the Registrant intends to file the required financial statements of Pipasa by amendment to this Current Report on Form 8-K no later than 60 days after December 16, 1999.

(b)       PRO FORMA FINANCIAL INFORMATION

          As permitted by Item 7(b)(2) of Form 8-K, the Registrant intends to file the required pro forma financial information by amendment to this Current Report on Form 8-K no later than 60 days after December 16, 1999.

(c)       EXHIBIT

          2.1 Stock  Purchase  Agreement,  dated as of September  28, 1998,  and
          amended  on  November  9,  1998,   by  and  between  the  Company  and
          Inversiones La Ribera, S.A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RICA FOODS, INC.

Dated:   December 16, 1999          By:    /s/ Calixto Chaves
       --------------------            -------------------------------------
                                       CALIXTO CHAVES
                                       President, Chief Executive Officer,
                                         and Chairman

                                  EXHIBIT INDEX

EXHIBIT    DESCRIPTION

2.1 Stock Purchase Agreement, dated as of September 28, 1998, and amended on November 9, 1998, by and between the Company and Inversiones La Ribera, S.A.

                                   EXHIBIT 2.1

                            STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into as of September 28, 1998, and amended as of November 9, 1998, by and between RICA FOODS, INC., a corporation organized under the laws of the State of Nevada (the "BUYER"), and INVERSIONES LA RIBERA, S.A., a corporation organized under the laws of the Republic of Costa Rica (the "SELLER").

                                   WITNESSETH:

WHEREAS, the Seller owns forty point forty four percent (40.44%) of the issued and outstanding shares of the common stock of Corporacion Pipasa, S.A. (the "COMPANY").

WHEREAS, the Company has authorized a total of five million, fifty thousand (5,050,000) shares of common stock, par value of one thousand (/cents/ 1.000) colones per share, of which four million, five hundred and fifty thousand ($4,550,000) shares are issued and outstanding; and

WHEREAS, the Seller desires to sell, convey, transfer, assign and deliver to the Buyer one million eight hundred forty thousand (1,840,000) shares of common stock of the Company, issued and outstanding, which represent forty point forty-four percent (40.44%) of the issued and outstanding shares of common stock of the Company, all of which are owned by the Seller (collectively, the "Shares"), upon and subject to the terms, covenants and conditions herein set forth. Upon the transfer of the Shares to the Buyer, the Buyer shall own one hundred percent (100%) of the total outstanding common stock of the Company.

NOW THEREFORE, for and in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

          1.1 SALE AND PURCHASE OF THE SHARES. Subject to the terms of this Agreement, the Seller agrees to sell, assign, transfer, convey and deliver the Shares to the Buyer, free and clear of any lien, security interest, encumbrance, restriction, and claim of any kind whatsoever, and the Buyer agrees to purchase the Shares from the Seller. The sale, assignment, transfer, conveyance and delivery by the Seller of the Shares to the Buyer shall be effected on or before January 31, 1999 by the Seller's delivery to the Buyer of the stock certificates evidencing the shares duly endorsed for transfer or accompanied by stock powers duly executed in blank, this agreement signed before a Notary Public under Costa Rican law, as necessary to effectively vest in the Buyer all of the right, title and interest of the Seller in and to the Shares. The parties may mutually agree in writing, and pursuant to the mutual benefits provided by this Agreement, to the delivery by the Buyer to the Seller of the stock certificates of the Company after January 31, 1999, if so required and duly justified.

          1.2 PURCHASE PRICE AND PAYMENT: In consideration of the sale, assignment, transfer, conveyance and delivery of the Shares by the Seller to the Buyer, and in reliance upon the representations, warranties and covenants made herein by the Seller, the Buyer shall make payment in the aggregate amount of thirteen million eight hundred thirteen thousand four hundred eighty dollars ($13,813,480) (the "PURCHASE PRICE") payable in the voting stock the Buyer represented by the issuance of 11,050,784 shares at a price of $1.25 per share, the closing price of the stock of the Buyer as of August 31, 1998.

                                   ARTICLE II

          2.1 THE CLOSING: The transfer and delivery of the shares to be made pursuant to this Agreement (the "CLOSING") shall take place on January 29, 1999, or such other time and date as may be mutually agreed upon in writing by the Seller and the Buyer (the "CLOSING DATE").

          2.2 OBLIGATIONS OF SELLER AT CLOSING: At the Closing, the Seller shall deliver to the Buyer stock certificates representing the Shares, duly endorsed for transfer in blank, or accompanied by stock powers duly hereof executed in blank, as described in Section 1.1.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby makes the following representations and warranties to the Buyer, each of which shall be deemed material (and the Buyer, in executing, delivering and consummating this Agreement, has relied and will rely upon the correctness and completeness of each such representations and warranties notwithstanding any independent investigation by the Buyer and/or the Buyer's officers, directors, employees, representatives, agents and/or advisors):

          3.1 ORGANIZATION AND EXISTENCE; AUTHORIZATION; ENFORCEABILITY.

               (a) ORGANIZATION OF THE SELLER, GOOD STANDING. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the Republic of Costa Rica with full corporate power and authority to own, lease and operate its properties and assets and conduct business in the manner in which such business is conducted. The Seller has delivered to the Buyer true, correct and complete copies of the Articles of Incorporation and By-laws of the Company.

               (b) AUTHORIZATION. The Seller has full corporate power, authority and capacity to enter into this Agreement and the agreements, documents and instruments contemplated hereby and perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby have been duly authorized and approved by the Board of Directors and the shareholders of the Seller, if necessary, no other corporate proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby, and this Agreement constitutes a valid and binding Agreement of Seller enforceable in accordance with its terms.

               (c) NO CONFLICTS - SELLER. The execution, delivery and performance of this Agreement by the Seller does not and will not contravene, conflict with, or result in a violation or breach of any provision of, or give any person or entity the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any agreement, indenture, mortgage, deed of trust or other instrument to which the Seller is a party or to which the assets of the Seller are bound.

          3.2 LITIGATION. To the best of the Seller's knowledge, there is no litigation for other actions, suits, proceedings or investigations pending, at law or in equity, or before any governmental department, commission, board, agency or instrumentality, or, to the best of the Seller's knowledge, threatened against. To the best of the Seller's knowledge, no event has occurred or circumstance exists that may give rise or serve as the basis for commencement of any such action, suit, investigation or other proceeding.

          3.3 FINANCIAL STATEMENTS. The Seller has furnished the balance sheets for the Company as of June 30, 1998, together with the related unaudited income statements, unaudited statements of stockholder's equity and statements of changes in financial position for the fiscal years ending September 30, 1997, in each case including the notes thereto, if any (collectively, the "Financial Statements"). The Company's balance sheets (including the notes thereto) are true and complete, and fairly present the financial condition of the Company as of the respective dates thereof, and the other financial statements referred to herein (including the notes thereto) fairly present the results of operations and the financial position of the Company for the respective fiscal periods or as of the respective dated therein set forth. Each of such statements (including the notes thereto) has been prepared in accordance with United States generally accepted accounting principles consistently applied, and do not and will not fail to disclose any material, extraordinary or out-of-period items. The books and records of the Company have been, and are being, maintained in all respects in accordance with applicable legal and accounting requirements and reflect only actual transactions, and the Financial Statements have been prepared in accordance with such books of account and records.

          3.4 ABSENCE OF CERTAIN CHANGES OR EVENTS. There has not been any adverse change in the business, operations, properties, assets or financial condition of the Company from that described in the Financial Statements, and as of September 30, 1998. No fact or condition of any character exists or will exist on the Closing Date that the Seller believes will cause such an adverse change in the future as a result of occurrences, acts or omissions prior to the Closing Date.

          3.5 TAX MATTERS. The Company has duly filed with the appropriate governmental agencies all information returns, tax returns and reports required by any jurisdiction to be filed by it on or prior to the date hereof (including, without limitation, estimated tax returns and returns with respect to employee or employment-related taxes). Such returns are accurate and complete in all respects. The Company has duly paid all taxes, assessments, fees, penalties, interest and other governmental charges that have been incurred or are due or claimed to be due from it by any federal, state, local, foreign or other taxing authorities on or prior to the date of this Agreement (including, without limitation, those due in respect to its properties, income, business, capital stock, deposits, licenses, sales, payroll, unemployment insurance, retirement, social security and occupational disability, as applicable). To the extent that any taxes may be due from the Company for any period prior to the Closing, such taxes will have been paid prior to the Closing Date. There are no tax liens of any kind or nature upon the properties or assets of the Company, and there are no disputes pending or claims asserted for taxes upon the Company or with respect to any of the assets of the Company. No income, excise, sales and/or federal, state, local, foreign or other tax returns are currently being audited by the appropriate taxing authorities, and all prior audits have been concluded and resolved.

          3.6 PROPERTY-TITLE AND LEASES. The Company has good, valid and marketable title, free and clear of any and all liens, claims, encumbrances, charges, defaults, equities, assessments, rights of way, building or use restrictions, exceptions, variances or other limitations of whatever kind or character, except as disclosed to Buyer, to all of the real property and all other property owned by it, except property and assets disposed of in the ordinary course of business in accordance with the terms of this Agreement and for no less than fair market value. All buildings, fixtures, equipment and other property and assets held under leases or subleases by the Company with third parties are held under valid instruments enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy laws. The Company is the lessee or sub-lessee in possession under each lease or sublease to which it is a lessee or sub-lessee. All rentals due by the Company under each such lease or sublease have been paid, and there is no default or any event or condition which, with the giving of notice, lapse of time or occurrence or any further event or condition, would become a default under any such lease or sublease, and the Company is entitled to possession and quiet enjoyment of all such leased properties in accordance with the terms of such instruments. All operating facilities, buildings, furniture, equipment and other tangible property owned or used by the Company are in good operating condition and repair. Such tangible properties and all fixtures and improvements to real property owned or leased by the Company, and the use thereof, conform in all respects with all applicable building, zoning, environmental and other requirements, and do not materially encroach in any respect on property of others. All necessary occupancy and other certificates and permits for the occupancy and lawful use thereof and of the equipment and furnishings therein have been issued and are in full force and effect and no current use of any assets of the Company is dependent on a nonconforming use or other permit which materially limit the Company's use thereof.

          3.7 RECEIVABLES. The Company shall not have accounts payable other than the accounts disclosed to Buyer by Seller, and shall not have accounts receivable other than the ones disclosed to Buyer by Seller, nor in excess of an amount to be determined subsequent to the Buyer's due diligence and satisfactory to the Buyer. All accounts and notes receivable reflected in, or arising since the date of the most recent balance sheet, are included in the Financial Statements, all of which are owned by the Company and have either been collected or are collectible and will be collected in the ordinary course of business. None of such receivables are subject to any right of rescission.

          3.8 INSURANCE. The Company maintains insurance policies and bonds in force in such amounts and against such liabilities and hazards as are customarily maintained by companies engaged in a business similar to its business. The Company is not liable for any material retroactive premium adjustments. All premiums due on such policies have been paid and all such policies are enforceable and in full force and effect, and the Company has not received any notice of premium increases or cancellations.

          3.9 INTANGIBLE PERSONAL PROPERTY. The Company validly holds and possesses all patents, trademarks, service marks, copyrights, trade or corporate names and licenses (collectively, "INTANGIBLE RIGHTS") which are required and necessary for the Company to conduct its business as presently conducted. The Company is the sole and exclusive owner of, and has the unrestricted right to use, each of the Intangible Rights. No claims or demands have been asserted against the Company with respect to any of the Intangible Rights and no proceedings have been instituted, are pending or have been threatened which challenge the rights of the Company with respect thereto.

          3.10 COMPLIANCE WITH LAWS. The Company has conducted and is conducting its business in compliance with all applicable legal requirements. Additionally, the Company has not been and is not in violation of any permit, authorization, concession, agreement, contract, corporate document or other legally enforceable obligation.

          3.11 NO MISREPRESENTATIONS. None of the information contained in the representations and warranties set forth in this Agreement, or in any of the documents, certificates or instruments delivered or to be delivered to any other party prior to or after the execution hereof as required or permitted by any provision of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading as of the date hereof and as of the Closing.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

To induce the Seller to enter into this Agreement and to consummate the sale of the Shares, the Buyer represents, warrants, covenants and agrees as follows:

          4.1 ORGANIZATION AND EXISTENCE: AUTHORIZATION; ENFORCEABILITY.

               (a) ORGANIZATION OF THE COMPANY; GOOD STANDING. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full corporate power and authority to own, lease or operate its properties and assets and conduct its business a the manner in which it is currently conducted. The Buyer has the corporate power and authority, will take all the actions necessary and will obtain all necessary permits and authorizations, if applicable, in order to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

               (b) AUTHORIZATION, ETC. The Buyer has full corporate power, authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of the Buyer has duly authorized and approved the execution, delivery and performance of this Agreement, and the other agreements and transactions contemplated hereby, and if other corporate proceedings on the part of the Buyer are necessary to authorize this Agreement and the transactions, contemplated hereby, will be obtained before the Closing Date.

               (c) ENFORCEMENT, ETC. This Agreement is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization moratorium and similar laws of general applicability relating to or affecting creditor's rights and to general equity principles. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Buyer and any successor of the Buyer by way of reorganization, merger, or consolidation and any assignee of all or substantially all of its business and assets.

               (d) NO CONFLICT. The execution, delivery and performance of this Agreement by the Buyer does not and will not violate or constitute a breach of or default under any legal requirement or order of any governmental entity to which the Buyer is subject or under any agreement or instrument of the Buyer, or to which the Buyer is subject or is a party or by which the Buyer is otherwise bound.

                                    ARTICLE V

                 CERTAIN AGREEMENTS AND COVENANTS OF THE PARTIES

Each and every obligation of the Buyer under this Agreement shall be subject to the satisfaction by the Seller, on or before the Closing Date, of each of the following conditions unless waived in writing by the Buyer:

          5.1 ORDINARY COURSE. From the date hereof until January 31, 1999, unless the prior written consent of the Buyer is first obtained, the Seller will use its best efforts to preserve the value of the Company's assets and the business operations of the Company, to preserve the goodwill of customers and others having business relations with the Company, to maintain its properties in good repair, working order and condition, to comply with all laws applicable to it and the conduct of its business, to keep in force all licenses, permits and authorizations held by the Company necessary or desirable for the conduct of the Company's business, to keep in full force and effect at not less than their present limits, all policies of insurance, and to make no material change in the customary terms and conditions of such insurance policies.

          5.2 NOTICE; REPRESENTATIVE. Seller will promptly give written notice to Buyer upon becoming aware of any event or the impending or threatened occurrence of any event which would cause or constitute a breach of any of its representations and warranties contained or referred to in this Agreement, and will use its best efforts to prevent the same or remedy the same promptly. The Seller shall promptly notify the Buyer of any material change in the normal course of business, operation or properties of the Company, or of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the institution or threat of litigation, and shall keep the Buyer fully informed of any and all such events.

          5.3 ACTIONS; FURTHER ASSURANCES. Subject to the terms and conditions of this Agreement, the Seller shall (i), take all steps that are within its power to cause to be fulfilled those of the conditions precedent to Buyer's obligations to consummate the transactions contemplated hereby that are dependent upon Seller's actions, and (ii) use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated by this Agreement and not to take any actions which would be advise to such result. If at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of any such agreements, Seller or the proper agents of Seller shall take all such necessary action. In addition, the Seller and the Company shall at all times cooperate with the Buyer to assist them in obtaining refunds, due the Company as a result of any tax benefits granted to the Company.

          5.4 NON-SOLICITATION. The Seller shall not take any actions to seek, encourage, solicit or support any inquiry, proposal, expression of interest or offer from any other person or entity in connection with or with respect to an acquisition, combination or similar transaction, involving the Company and/or the Shares or a substantial portion of the assets of the Company, and the Seller will immediately inform the Buyer of the existence of any such inquiry, proposal, expression of interest or offer and shall not, without the prior written consent of the Buyer, furnish any information to or participate in any discussions or negotiations with, any other entity, person or group (other than the Buyer and its agents and representatives) regarding same. Neither the Seller nor the Company shall accept any inquiry, proposal, expression of interest or offer, execute any agreement, or enter into or consummate any transaction with respect to any of the foregoing and the Seller shall take all actions necessary to ensure that the Company does not take any such action.

                                   ARTICLE VI

                   CONDITIONS TO THE OBLIGATIONS OF THE BUYER

Each and every obligation of the Buyer under this Agreement shall be subject to the satisfaction by the Seller and the Company, on or before the Closing Date, of each of the following conditions unless waived in writing by the Buyer:

          6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Seller and the Company contained in Section III and elsewhere in this Agreement and all information contained in any exhibit, certificate, schedule or attachment hereto or in any writing delivered by or on behalf of, the Seller or the Company to the Buyer, shall be true and correct when made, and shall be true in all material respects at and as of the Closing Date. The Seller and the Company shall have performed and complied with all agreements, covenants and conditions and shall have made all deliveries required by this Agreement to be performed, delivered and complied with by them prior to the Closing Date.

          6.2 CONSENT AND APPROVALS. On or before January 31, 1999, the Seller and/or the Company (as the case may be) shall have received in writing all required approvals, consents or acquiescence from all governmental and regulatory agencies, secured parties or other third parties with respect to the transactions contemplated by this Agreement. Buyer and Seller may agree in writing an another closing date if and consents or approvals are pending at the Closing Date.

          6.3 NO PENDING OR THREATENED LEGAL CLAIM. No (i) litigation of any kind shall be pending or threatened; (ii) preliminary or permanent injunction or other order issued by any court of competent jurisdiction or by any federal or state governmental or regulatory body; or (iii) statute, rule, regulation or executive order promulgated or enacted by any federal or state governmental authority after the date of this Agreement, which has or could have a material adverse effect on the business, properties, prospects or condition, financial or otherwise, of the Company, prohibits the consummation of the transactions contemplated by this Agreement, or affects in any way the Seller's right, title and interest to the Shares or the Seller's ability to transfer the Shares to the Buyer in accordance with the terms of this Agreement, shall be in effect pending or threatened.

          6.4 NO MATERIAL ADVERSE CHANGE. No material adverse change in the operations, the business, the financial condition or prospects of the Company shall have occurred, no fact shall have arisen which has or reasonably could be expected to have a material adverse effect on the Company, or its properties, assets or the consummation of the transactions contemplated hereby, in each case in the sole and absolute discretion of the Buyer.

          6.5 DUE DILIGENCE. The Seller shall have provided Buyer under the terms and conditions of the letter of intent and confidentiality agreement (the "Agreements") with access to the Company's business, records and any information which the Buyer deemed necessary, in its sole and absolute discretion, to conduct a satisfactory due diligence examination, pursuant to which the Buyer may, among other things, has,
          (i) evaluated the Company, its assets and liabilities, (ii) satisfied itself, in its sole and absolute discretion, that the Company's assets are being received in a satisfactory condition, (iii) satisfied itself, in its sole and absolute discretion, that the Company does not have any debts, liabilities or other obligations, whether absolute, contingent or otherwise which have not been disclosed in writing by the Seller, or are reflected in the financial statements, and (iv) satisfied itself, in its sole and absolute discretion, that the Company's licenses, permits and authorizations required for the Company to operate its business are valid. Such due diligence was completed by the Buyer fifteen (15) days before the execution of this Agreement (the "Due Diligence Period").

          6.6 SHARE CERTIFICATES AND OTHER DOCUMENTS. The Seller shall have delivered to the Buyer stock certificates evidencing the Shares duly endorsed for transfer or accompanied by stock powers duly executed in blank. The Buyer shall have received from the Seller all such other documents and instruments, duly executed where required or appropriate, as it may reasonably request in connection with the transactions contemplated by this Agreement, as set forth in Section 1.1.

          6.7 OPINION OF SELLER'S COUNSEL. The Seller shall have delivered an opinion of counsel in a form reasonably satisfactory to the Buyer.

          6.8 CORPORATE ACTION. The Company's Board of Directors shall have approved the transactions contemplated by this Agreement if such approval is necessary under the Company's Articles of Incorporation or By-laws.

          6.9 FAIRNESS OPINION. The Company shall have received an opinion from a financial advisor stating that the transactions contemplated by this Agreement are fair to the stockholders of the company from a financial prospective.

          6.10 STOCKHOLDER APPROVAL. The stockholders of the Company shall have approved this Agreement at a meeting of the stockholders or pursuant to a consent solicitation.

                                   ARTICLE VII

                   CONDITIONS TO THE OBLIGATION OF THE SELLER

Each and every obligation of the Seller under this Agreement shall be subject to the satisfaction by the Buyer, on or before January 31, 1998, of each of the following conditions, unless waived in writing by the Seller:

          7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Buyer contained in Section IV and elsewhere in this Agreement and all information contained in any exhibit, certificate, schedule or attachment hereto or in any writing delivered by or on behalf of the Buyer to the Seller shall be true and correct when made, and shall be true in all material respects at and as of the Closing Date. The Buyer shall have performed and complied with all agreements, covenants, and conditions and shall have made all deliveries required by this Agreement to be performed, delivered and complied with by them prior to the Closing Date.

          7.2 COVENANTS PERFORMED. All of the covenants, terms and conditions of this Agreement to be complied with and performed by the Buyer on or before the Closing Date shall have been duly complied and performed.

          7.3 PURCHASE PRICE. The Buyer shall have delivered to the Seller the Purchase Price in accordance with Section 1.1 of this Agreement.

          7.4 FAIRNESS OPINION. The Company shall have received an opinion from a financial advisor stating that the transactions contemplated by this Agreement are fair to the stockholders of the company from a financial prospective.

          7.5 STOCKHOLDER APPROVAL. The stockholders of the Company shall have approved this Agreement at a meeting of the stockholders or pursuant to a consent solicitation.

                                  ARTICLE VIII

                                 INDEMNIFICATION

          8.1 OBLIGATIONS OF BUYER. The Buyer agrees to defend, indemnify and hold harmless Seller from, against and in respect of any and all demands, claims, actions or causes of action, losses, liabilities, damages, assessments, deficiencies, taxes, cost and expenses, including, without limitation, interest, penalties and reasonable attorney's fees and expenses (collectively "Claims"), asserted against, imposed upon or paid, incurred or suffered by Seller as a result of, arising from, in connection with or incident to any material breach or material inaccuracy of any representation, warranty, covenant or agreement of the Buyer in this Agreement or in any document, certificate or other instrument related hereto.

          8.2 OBLIGATIONS OF SELLER. Seller agrees to defend, indemnify and hold harmless the Buyer from, against and in respect of any and all demands, claims actions or causes of action, losses, liabilities, damages, assessments, deficiencies, taxes, cost and expenses, including, without limitation, interest, penalties and reasonable attorney's fees and expenses (collectively "Claims"), asserted against, imposed upon or paid, incurred or suffered by the Buyer as a result of, arising from, in connection with, or incident to (i) any breach or inaccuracy of any representation, warranty, covenant or agreement of Seller in this Agreement, or in any document, certificate or other instrument related hereto, (ii) the inability, failure or refusal of Seller to act in good faith in connection with this Agreement, or the transactions, agreements, documents and instruments delivered herewith or contemplated hereby, at any time from the date of this Agreement until the later in time of (a) the Closing Date, (b) the end of the Due Diligence Period and (c) which as of the Closing Date have not been undisclosed to the Buyer in writing.

          8.3 INDEMNIFICATION PROCEDURE. A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the "Indemnifying Party" and the other party or parties claiming indemnification hereunder is referred to as the "Indemnified Party". An Indemnified Party under this Agreement shall give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement. As to any claim by a third party, the Indemnified Party may participate in the defense, compromise or settlement of any such matter through the Indemnified Party's own attorneys and at the Indemnifying Party's own expense; each of the indemnifying and the Indemnified Party shall provide such cooperation and such reasonable access to its books, records and properties as the other party shall reasonable request with respect to any such matter; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof. The Buyer may setoff against the amount of any other payments due to Seller hereunder or otherwise, including, without limitation the Note, any and all amounts, due to the Buyer pursuant to any and all claims that the Buyer may have against Seller hereunder including, without limitation, with respect to the indemnification of the Buyer hereunder by Seller.

               An Indemnifying Party shall not make any settlement of any claims without the written consent of the Indemnified Party which consent shall not be unreasonably withheld. Without limiting the generality of the foregoing, it shall not be deemed unreasonable to withhold consent to a settlement involving injunctive or other equitable relief against the Indemnified Party or its assets, employees or business.

               In a case where responsibility for a matter giving rise to a claim for indemnification is shared by the parties, any of the parties may elect to relieve the other of its obligations of indemnification with respect to such matter and, subject to the provisions of this section, such electing party may thereupon assume full control of the resolution of such matter. If such election is not made, control shall also be shared.

                                   ARTICLE IX

                       SURVIVAL OF TERMS; REPRESENTATIONS

          9.1 SURVIVAL. The representations and warranties contained herein shall be true and correct as of January 31, 1999 as though such representations and warranties were made at and as of the Closing Date. All of these representations and warranties shall survive the consummation of all of the transactions contemplated by this Agreement.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

          10.1 BINDING AGREEMENT. This Agreement may not be transferred, assigned, pledged or hypothecated all or in part by any party hereto without the prior written consent of all the other parties hereto. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective assigns and successors in interest. No other person shall acquire or have any right under or by virtue of this Agreement.

          10.2 GOVERNING LAW. This Agreement, the rights and obligations of the parties, and any other claims or disputes relating in anyway thereto will be governed by and construed in accordance with the laws of the State of Florida.

          10.3 COUNTERPARTS, HEADINGS, ETC. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The headings herein are for convenience of reference only and shall not be deemed a part of this Agreement.

          10.4 NOTICES. Any notice or other communication required or permitted hereunder shall be deemed validly given, made or served if in writing and if delivered in person or sent by facsimile transmission or registered or certified mail to the intended recipient at the following address or to such other address or number as shall be furnished in writing by any such party to the other:

          If to the Seller:           Calixto Chaves
                                      Inversiones La Ribera, S.A.
                                      400 meters west of
                                      National Panasonic Plant,
                                      San Rafael Alajuela

          If to the Buyer:            Calixto Chaves
                                      95 Merrick Way,
                                      Suite 507,
                                      Coral Gables,
                                      Florida, 33134

          10.5 AMENDMENT; SEVERABILITY. This Agreement may be amended only by an agreement in writing signed by the parties hereto. In case any provision of this Agreement shall be held invalid, illegal or unenforceable by any court, the validity, legality and enforceability of the remaining provisions will not be affected or impaired thereby.

          10.6 ARBITRATION. Any dispute arising in connection with this Agreement shall be exclusively settled by binding arbitration in the Spanish language in Miami, Florida, in accordance with the Rules of Arbitration and Conciliation of the International Chamber of Commerce. Notwithstanding any provision in these rules, the arbitration panel at any such arbitration proceeding shall consist of three arbitrators. One arbitrator will be designated by Buyer, another arbitrator will be designated by Seller and the third arbitrator will be a person mutually agreed upon by Buyer and Seller. The arbitration panel shall render its decision in writing, and such written decision and conclusions with respect to the disputes so settled shall be final and binding on the parties to the arbitration proceeding and confirmation and enforcement of the awards so on the parties to the arbitration proceeding and confirmation and enforcement of the awards so rendered may be obtained and entered in any court having jurisdiction thereof. Each of Buyer and Seller hereby irrevocably submits to the jurisdiction of any such court for purposes of enforcement of the arbitration panel's decision.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    SELLER:


                                    BY:               /s/ CALIXTO CHAVES
                                        --------------------------------------
                                        CALIXTO CHAVES
                                        PRESIDENT
                                        INVERSIONES LA RIBERA, S.A.


                                    BY:               /s/ CALIXTO CHAVES
                                        --------------------------------------
                                        CALIXTO CHAVES
                                        PRESIDENT
                                        COSTA RICA INTERNATIONAL, INC.